                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Administaff, Inc. Nonqualified Stock Option Plan of our report dated February 9, 2001, with respect to the consolidated financial statements of Administaff, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                           /s/ ERNST & YOUNG LLP

Houston, Texas
July 30, 2001